As filed with the Securities and Exchange Commission on November 16, 2004

Registration No. 333-90426

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

POST-EFFECTIVE AMENDMENT NO. 1

FILED PURSUANT TO RULE 462(d) TO

FORM S-3

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933

PINNACLE ENTERTAINMENT, INC.

and Additional Subsidiary Guarantor Registrants

(See Table of Other Registrants Below)

(Exact Name of Registrant as Specified in Its Charter)

Delaware	95-3667491
(State or Other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification Number)

3800 Howard Hughes Parkway

Las Vegas, Nevada 89109

(702) 784-7777

(Address, Including Zip Code, and Telephone Number,

Including Area Code, of Registrant’s Principal Executive Offices)

John A. Godfrey, Esq.

Pinnacle Entertainment, Inc.

3800 Howard Hughes Parkway,

Las Vegas, Nevada 89109

(702) 784-7777

(Name, Address, Including Zip Code, and Telephone

Number, Including Area Code, of Agent for Service)

COPY TO:

Alvin G. Segel, Esq.

Irell & Manella LLP

1800 Avenue of the Stars, Suite 900

Los Angeles, California 90067

(310) 277-1010

APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE OF THE SECURITIES TO THE PUBLIC:    From time to time after this Registration Statement becomes effective.

If the only securities being registered on this form are being offered pursuant to dividend or interest reinvestment plans, please check the following box.  ☐

If any of the securities being registered on this form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, check the following box.  ☒

If this form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.  ☐

If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.  ☐

If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box.  ☐

OTHER REGISTRANTS

Exact Name of Registrant as Specified in its Charter	State or Other Jurisdiction of Incorporation or Organization	I.R.S. Employer Identification Number
Belterra Resort Indiana, LLC	Nevada	93-1199012
Biloxi Casino Corp.	Mississippi	64-0814408
Boomtown, LLC	Delaware	94-3044204
PNK (Reno), LLC	Nevada	88-0101849
Casino Magic Corp.	Minnesota	64-0817483
Casino One Corporation	Mississippi	64-0814345
Crystal Park Hotel and Casino Development Company, LLC	California	95-4595453
HP/Compton, Inc.	California	95-4545471
Louisiana-I Gaming, a Louisiana Partnership in Commendam	Louisiana	72-1238179
OGLE HAUS, LLC	Indiana	35-2084979
PNK (Bossier City), Inc.	Louisiana	64-0878110
PNK (LAKE CHARLES), L.L.C.	Louisiana	02-0614452
PNK Development 1, Inc.	Delaware	46-0486393
PNK Development 2, Inc.	Delaware	46-0486395
PNK Development 3, Inc.	Delaware	46-0486396
St. Louis Casino Corp.	Missouri	64-0836600

Explanatory Note

This Post-Effective Amendment No. 1 to the Registration Statement on Form S-3 (File No. 333- 90426) as initially filed by Pinnacle Entertainment, Inc. on June 13, 2002, and as amended on June 24, 2002, August 6, 2002, August 27, 2002, October 8, 2002 and October 16, 2002, is filed pursuant to Rule 462(d) solely to add certain exhibits not previously filed with respect to the Registration Statement.

PART II—INFORMATION NOT REQUIRED IN PROSPECTUS

Exhibit Number		Description of Exhibit

4.1	*	Amended and Restated Articles of Organization of Belterra Resort Indiana, LLC.

4.2	*	Amended and Restated Operating Agreement of Belterra Resort Indiana, LLC.

4.3	*	Indenture governing 8.25% Senior Subordinated Notes due 2012 dated as of March 15, 2004 by and among Pinnacle Entertainment, Inc., the guarantors identified therein and The Bank of New York.

4.4	*	Form of First Supplemental Indenture to Indenture governing 8.25% Senior Subordinated Notes due 2012.

24.1	*	Power of Attorney.

*	Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Las Vegas, Nevada, on the 15th day of November, 2004.

PINNACLE ENTERTAINMENT, INC., a Delaware corporation

By:	/s/ Daniel R. Lee
Daniel R. Lee Chairman of the Board and Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons on November 15, 2004 in the capacities indicated below.

Signature	Title

* Daniel R. Lee	Director, Chairman of the Board and Chief Executive Officer (Principal Executive Officer)

* Stephen H. Capp	Executive Vice President and Chief Financial Officer (Principal Financial and Accounting Officer)

* John V. Giovenco	Director

* Richard J. Goeglein	Director

* Bruce A. Leslie	Director

* James L. Martineau	Director

* Michael Ornest	Director

* Timothy J. Parrot	Director

* Lynn P. Reitnouer	Director

* By:	/s/ Daniel R. Lee
Daniel R. Lee Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Las Vegas, Nevada, on the 15th day of November, 2004.

BELTERRA RESORT INDIANA, LLC, a Nevada limited liability company

By:	its Managing Member

PINNACLE ENTERTAINMENT, INC., a Delaware Corporation

By:	/s/ Daniel R. Lee
Daniel R. Lee Chairman of the Board and Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons on November 15, 2004 in the capacities indicated below.

Signature	Title

* Daniel R. Lee	Director, Chairman of the Board and Chief Executive Officer of PINNACLE ENTERTAINMENT, INC.

* John V. Giovenco	Director of PINNACLE ENTERTAINMENT, INC.

* Richard J. Goeglein	Director of PINNACLE ENTERTAINMENT, INC.

* Bruce A. Leslie	Director of PINNACLE ENTERTAINMENT, INC.

* James L. Martineau	Director of PINNACLE ENTERTAINMENT, INC.

* Michael Ornest	Director of PINNACLE ENTERTAINMENT, INC.

* Timothy J. Parrot	Director of PINNACLE ENTERTAINMENT, INC.

* Lynn P. Reitnouer	Director of PINNACLE ENTERTAINMENT, INC.

* By:	/s/ Daniel R. Lee
Daniel R. Lee Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Las Vegas, Nevada, on the 15th day of November, 2004.

BILOXI CASINO CORP., a Mississippi corporation

By:	/s/ Daniel R. Lee
Daniel R. Lee Chairman of the Board, Chief Executive Officer and President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons on November 15, 2004 in the capacities indicated below.

Signature	Title

* Daniel R. Lee	Sole Director, Chairman of the Board, Chief Executive Officer and President (Principal Executive Officer)

* Stephen H. Capp	Treasurer (Principal Financial and Accounting Officer)

* By:	/s/ Daniel R. Lee
Daniel R. Lee Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Las Vegas, Nevada, on the 15th day of November, 2004.

BOOMTOWN, LLC, a Delaware limited liability company

By:	its Sole Member

PINNACLE ENTERTAINMENT, INC., a Delaware corporation

By:	/s/ Daniel R. Lee
Daniel R. Lee Chairman of the Board and Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons on November 15, 2004 in the capacities indicated below.

Signature	Title

* Daniel R. Lee	Director, Chairman of the Board and Chief Executive Officer of PINNACLE ENTERTAINMENT, INC. and Chief Executive Officer and President of BOOMTOWN, LLC (Principal Executive Officer)

* John V. Giovenco	Director of PINNACLE ENTERTAINMENT, INC.

* Richard J. Goeglein	Director of PINNACLE ENTERTAINMENT, INC.

* Bruce A. Leslie	Director of PINNACLE ENTERTAINMENT, INC.

* James L. Martineau	Director of PINNACLE ENTERTAINMENT, INC.

* Michael Ornest	Director of PINNACLE ENTERTAINMENT, INC.

* Timothy J. Parrot	Director of PINNACLE ENTERTAINMENT, INC.

* Lynn P. Reitnouer	Director of PINNACLE ENTERTAINMENT, INC.

* By:	/s/ Daniel R. Lee
Daniel R. Lee Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Las Vegas, Nevada, on the 15th day of November, 2004.

PNK (RENO), LLC, a Nevada limited liability company

By:	its Sole Member

PINNACLE ENTERTAINMENT, INC., a Delaware corporation

By:	/s/ Daniel R. Lee
Daniel R. Lee Chairman of the Board and Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons on November 15, 2004 in the capacities indicated below.

Signature	Title

* Daniel R. Lee	Director, Chairman of the Board and Chief Executive Officer of PINNACLE ENTERTAINMENT, INC. and Chief Executive Officer and President of PNK (RENO), LLC (Principal Executive Officer)

* John V. Giovenco	Director of PINNACLE ENTERTAINMENT, INC.

* Richard J. Goeglein	Director of PINNACLE ENTERTAINMENT, INC.

* Bruce A. Leslie	Director of PINNACLE ENTERTAINMENT, INC.

* James L. Martineau	Director of PINNACLE ENTERTAINMENT, INC.

* Michael Ornest	Director of PINNACLE ENTERTAINMENT, INC.

* Timothy J. Parrot	Director of PINNACLE ENTERTAINMENT, INC.

* Lynn P. Reitnouer	Director of PINNACLE ENTERTAINMENT, INC.

* By:	/s/ Daniel R. Lee
Daniel R. Lee Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Las Vegas, Nevada, on the 15th day of November, 2004.

CASINO MAGIC CORP., a Minnesota corporation

By:	/s/ Daniel R. Lee
Daniel R. Lee Chairman of the Board, Chief Executive Officer and President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons on November 15, 2004 in the capacities indicated below.

Signature	Title

* Daniel R. Lee	Sole Director, Chairman of the Board, Chief Executive Officer and President (Principal Executive Officer)

* Stephen H. Capp	Chief Financial Officer (Principal Financial and Accounting Officer)

* By:	/s/ Daniel R. Lee
Daniel R. Lee Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Las Vegas, Nevada, on the 15th day of November, 2004.

CASINO ONE CORPORATION, a Mississippi corporation

By:	/s/ Daniel R. Lee
Daniel R. Lee Chairman of the Board, Chief Executive Officer and President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons on November 15, 2004 in the capacities indicated below.

Signature	Title

* Daniel R. Lee	Sole Director, Chairman of the Board, Chief Executive Officer and President (Principal Executive Officer)

* Stephen H. Capp	Treasurer (Principal Financial and Accounting Officer)

* By:	/s/ Daniel R. Lee
Daniel R. Lee Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Las Vegas, Nevada, on the 15th day of November, 2004.

CRYSTAL PARK HOTEL AND CASINO DEVELOPMENT COMPANY, LLC, a California limited liability company

By:	its Manager

HP/COMPTON, INC., a California corporation

By:	/s/ Daniel R. Lee
Daniel R. Lee Chairman of the Board, Chief Executive Officer and President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons on November 15, 2004 in the capacities indicated below.

Signature	Title

/s/ Daniel R. Lee Daniel R. Lee	Sole Director, Chairman of the Board, Chief Executive Officer and President of HP/COMPTON, INC.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Las Vegas, Nevada, on the 15th day of November, 2004.

HP/COMPTON, INC., a California corporation

By:	/s/ Daniel R. Lee
Daniel R. Lee Chairman of the Board, Chief Executive Officer and President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons on November 15, 2004 in the capacities indicated below.

Signature	Title

* Daniel R. Lee	Sole Director, Chairman of the Board, Chief Executive Officer and President (Principal Executive Officer)

* Stephen H. Capp	Chief Financial Officer (Principal Financial and Accounting Officer)

* By:	/s/ Daniel R. Lee
Daniel R. Lee Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Las Vegas, Nevada, on the 15th day of November, 2004.

LOUISIANA-I GAMING, a Louisiana Partnership in Commendam

By:	its General Partner

BOOMTOWN, LLC, a Delaware limited liability company

By:	its Sole Member

PINNACLE ENTERTAINMENT, INC., a Delaware corporation

By:	/s/ Daniel R. Lee
Daniel R. Lee Chairman of the Board and Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons on November 15, 2004 in the capacities indicated below.

Signature	Title

* Daniel R. Lee	Director, Chairman of the Board and Chief Executive Officer of PINNACLE ENTERTAINMENT, INC.

* John V. Giovenco	Director of PINNACLE ENTERTAINMENT, INC.

* Richard J. Goeglein	Director of PINNACLE ENTERTAINMENT, INC.

* Bruce A. Leslie	Director of PINNACLE ENTERTAINMENT, INC.

* James L. Martineau	Director of PINNACLE ENTERTAINMENT, INC.

* Michael Ornest	Director of PINNACLE ENTERTAINMENT, INC.

* Timothy J. Parrot	Director of PINNACLE ENTERTAINMENT, INC.

* Lynn P. Reitnouer	Director of PINNACLE ENTERTAINMENT, INC.

* By:	/s/ Daniel R. Lee
Daniel R. Lee Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Las Vegas, Nevada, on the 15th day of November, 2004.

PNK (BOSSIER CITY), INC., a Louisiana corporation

By:	/s/ Daniel R. Lee
Daniel R. Lee Chairman of the Board, Chief Executive Officer and President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons on November 15, 2004 in the capacities indicated below.

Signature	Title

* Daniel R. Lee	Sole Director, Chairman of the Board, Chief Executive Officer and President (Principal Executive Officer)

* Stephen H. Capp	Treasurer (Principal Financial and Accounting Officer)

* By:	/s/ Daniel R. Lee
Daniel R. Lee Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Las Vegas, Nevada, on the 15th day of November, 2004.

PNK (LAKE CHARLES), L.L.C., a Louisiana limited liability company

By:	its Manager PINNACLE ENTERTAINMENT, INC., a Delaware Corporation

By:	/s/ Daniel R. Lee
Daniel R. Lee Chairman of the Board and Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons on November 15, 2004 in the capacities indicated below.

Signature	Title

* Daniel R. Lee	Director, Chairman of the Board and Chief Executive Officer of PINNACLE ENTERTAINMENT, INC.

* John V. Giovenco	Director of PINNACLE ENTERTAINMENT, INC.

* Richard J. Goeglein	Director of PINNACLE ENTERTAINMENT, INC.

* Bruce A. Leslie	Director of PINNACLE ENTERTAINMENT, INC.

* James L. Martineau	Director of PINNACLE ENTERTAINMENT, INC.

* Michael Ornest	Director of PINNACLE ENTERTAINMENT, INC.

* Timothy J. Parrot	Director of PINNACLE ENTERTAINMENT, INC.

* Lynn P. Reitnouer	Director of PINNACLE ENTERTAINMENT, INC.

* By:	/s/ Daniel R. Lee
Daniel R. Lee Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Las Vegas, Nevada, on the 15th day of November, 2004.

PNK DEVELOPMENT 1, INC., a Delaware corporation

By:	/s/ Daniel R. Lee
Daniel R. Lee Chairman of the Board, Chief Executive Officer and President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons on November 15, 2004 in the capacities indicated below.

Signature	Title

* Daniel R. Lee	Sole Director, Chairman of the Board, Chief Executive Officer and President (Principal Executive Officer)

* Stephen H. Capp	Treasurer (Principal Financial and Accounting Officer)

* By:	/s/ Daniel R. Lee
Daniel R. Lee Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Las Vegas, Nevada, on the 15th day of November, 2004.

PNK DEVELOPMENT 2, INC., a Delaware corporation

By:	/s/ Daniel R. Lee
Daniel R. Lee Chairman of the Board, Chief Executive Officer and President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons on November 15, 2004 in the capacities indicated below.

Signature	Title

* Daniel R. Lee	Sole Director, Chairman of the Board, Chief Executive Officer and President (Principal Executive Officer)

* Stephen H. Capp	Treasurer (Principal Financial and Accounting Officer)

* By:	/s/ Daniel R. Lee
Daniel R. Lee Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Las Vegas, Nevada, on the 15th day of November, 2004.

PNK DEVELOPMENT 3, INC., a Delaware corporation

By:	/s/ Daniel R. Lee
Daniel R. Lee Chairman of the Board, Chief Executive Officer and President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons on November 15, 2004 in the capacities indicated below.

Signature	Title

* Daniel R. Lee	Sole Director, Chairman of the Board, Chief Executive Officer and President (Principal Executive Officer)

* Stephen H. Capp	Treasurer (Principal Financial and Accounting Officer)

* By:	/s/ Daniel R. Lee
Daniel R. Lee Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Las Vegas, Nevada, on the 15th day of November, 2004.

ST. LOUIS CASINO CORP., a Missouri Corporation

By:	/s/ Daniel R. Lee
Daniel R. Lee Chairman of the Board, Chief Executive Officer and President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons on November 15, 2004 in the capacities indicated below.

Signature	Title

* Daniel R. Lee	Sole Director, Chairman of the Board, Chief Executive Officer and President (Principal Executive Officer)

* Stephen H. Capp	Chief Financial Officer (Principal Financial and Accounting Officer)

* By:	/s/ Daniel R. Lee
Daniel R. Lee Attorney-in-Fact

EXHIBIT INDEX

Exhibit Number		Description of Exhibit

4.1	*	Amended and Restated Articles of Organization of Belterra Resort Indiana, LLC.

4.2	*	Amended and Restated Operating Agreement of Belterra Resort Indiana, LLC.

4.3	*	Indenture governing 8.25% Senior Subordinated Notes due 2012 dated as of March 15, 2004 by and among Pinnacle Entertainment, Inc., the guarantors identified therein and The Bank of New York.

4.4	*	Form of First Supplemental Indenture to Indenture governing 8.25% Senior Subordinated Notes due 2012.

24.1	*	Power of Attorney.

*	Filed herewith.